Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q/A of Medytox Solutions, Inc. (the “Registrant”) for the quarter ended September 30, 2012, I, William G. Forhan, Chief Executive Officer and Chairman of the Registrant, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.

Such Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in such Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  November 21, 2012

/s/ William G. Forhan

William G. Forhan

Chief Executive Officer and Chairman

(Principal Executive Officer)